                                                               EXHIBIT 99.306


                               ETC/FTR Settlement


SETTLEMENT APPROACH

It is our understanding that the ISO will track the trading of FTRs in the secondary market and record the current holders of FTRs. No SC has intended to do the same. Therefore it is assumed that the ISO will settle directly with FTR holders the Day-Ahead congestion rent due to FTR holders(1). As a result, the PX will not need to have any special settlement procedure for schedules using FTRs. As far as PX Day-Ahead energy market settlement is concerned, schedules using FTRs are just like schedules using ISO new firm use (NFU) transmission. FTRs are not applicable in the Hour-Ahead or the Real-Time market.

For settlement concerning PX Day-Ahead or Hour-Ahead energy schedules using ETCs, it is proposed that the PX firsts apply the zonal market clearing prices (ZMCPs) to these schedules exactly as to any other NFU schedules and then apply congestion rent credit or debit, depending on the direction of the ETCs, to schedules using ETCs. The congestion rent credit or debit will be payable to, receivable from, the participant who submitted supplies or demands using ETC, according to the PX payment calendar, at the time when PX Day-Ahead and Hour-Ahead energy payment is made. This approach was the basis of the settlement method for schedules using ETC filed in the PX Tariff Amendment 6 and retracted in the PX Tariff Amendment 9(?).

The congestion rent credit or debit is calculated for valid ETC usage in the Day-Ahead and Hour-Ahead market. During Day-Ahead and Hour-Ahead scheduling, the PX submits ETC usage schedules of PX Participants to the ISO. ISO will validate these schedules according to set rules. Valid ETC usage is a ETC usage schedule that passes the ISO validation. The PX Scheduling System will store ETC usage schedules, with a flag indicating whether the usage is accepted by the ISO, in the database. Congestion rent credit is calculated for each valid ETC usage schedule, using the following formula:

For Day-Ahead settlement, the congestion rent credit for X(D) MW of ETC usage in an hour is


                  CRC(D) = X(D) x (DAZMCP(t) - DAZMCP(f))

Where DAZMCP(t) and DAZMCP(f) are the Day-Ahead ZMCP in the to-zone and the from-zone, respectively, of the ETC. If CRC(D) is negative, it magnitude represents a Day-Ahead congestion rent debit.



--------
(1) Note that if the ISO will settle congestion rent with FTR holders through the scheduling coordinators, the PX can just pass along the ISO's payment or charge for the congestion rent.

For Hour-Ahead settlement, the congestion rent credit for X(H) MW of total ETC usage in an hour is


                  CRC(H) = (X(H) - X(D)) x (HAZMCP(t) - HAZMCP(f))

Where HAZMCPt and HAZMCPf are the Hour-Ahead ZMCP in the to-zone and the from-zone, respectively, of the ETC. If CRC(H) is negative, its magnitude represents an Hour-Ahead congestion rent debit.

Except of the potential need to distribute unaccounted for discrepancies in the PX and ISO congestion rent calculations, Real-Time market settlement is indifferent whether resources use ETCs or not in the Day-Ahead and Hour-Ahead market. Other aspects of settlement concerning ETCs, such as wheeling charge and GMC, are already set in the current practice.

DATA FLOW DIAGRAM

Figure 1 provides a high-level data flow diagram (DFD) of the PX System for ETC/FTR scheduling and settlement. In the scheduling system, the final Day-Ahead and Hour-Ahead ETC usage schedules are stored in the CORE database with information regarding the PX Participant who submitted the usage schedule, the usage schedule hourly quantities, the associated source and sink resources and the from-zone and to-zone of the ETCs. This information will enable settlement calculation of the congestion rent credits or debits.

EXAMPLE

Figure 2 and Tables 1 through 8 provides an example of the ETC usage schedules for one dispatch hour and related energy schedules and zonal market clearing prices.

This example contains a variety of ETC usage schedules. From Table 1, it can be observed that ETC A usage specifies both the source and the sink, ETC B and D usage specifies only the sources, whereas ETC C usage specifies only the sinks. For those usage schedules missing either source or sink, the PX scheduling module, Contract Usage Schedule Translating Operation Module (CUSTOM), will find matching sink or source by introducing peudo inter-SC transfers. These transfers are used for scheduling only and do not impact settlement. Also in this Table 1, there is one source using two ETCs (P1_PX_1001 using ETCs A and B) and one ETC used by multiple sinks (ETC C used by P2_D1 and P2_D2). Between Tables 1 and 2, it can also be observed that there may be cases when only a portion of a resource's energy schedule uses ETC (P1_PX_1001 is scheduled at 600 MWh IPS and 550 MWh FS, but only 500 MWh of this resource's schedule uses ETCs).

In spite of these apparent complexities, the computation of ETC congestion rent credit/debit is fairly straightforward. The input to this calculation consists of ZMCPs and the final contract usage schedules.

For this example, the DA and HA ETC congestion rent credits/debits are shown after Table 8.

                                [GRAPH DIAGRAM]

FIGURE 1. DATA FLOW DIAGRAM IN THE ETC/FTR SCHEDULING (ONLY DATA RELATED TO ETC/FTR SCHEDULING ARE SHOWN)

CONGESTION RENT CREDIT/DEBIT CALCULATION, EXAMPLE 1


                                    [GRAPH]



       FIGURE 2. Example of Four ETC Usage Submitted by Three Participants



                     TABLE 1. DA Initial ETC Usage Schedule

--------- --------- --------- ------------- ----------- ------------------------------ ----------------------------
  ETC       From       To     Participant      Cap.
            Zone      Zone                     (MW)               Source(s)                     Sink(s)
--------- --------- --------- ------------- ----------- ------------------------------ ----------------------------
                                                        Global_Name        Usage (MW)  Glabal_Name       Usage (MW)
--------- --------- --------- ------------- ----------- ------------------ ----------- ----------------- ----------
A         1         5         P1                   200  P1_PX_1001                200  PX_P1_2001             200
--------- --------- --------- ------------- ----------- ------------------ ----------- ----------------- ----------
B         1         4         P1                   300  P1_PX_1001                300  [Unidentified]       -
--------- --------- --------- ------------- ----------- ------------------ ----------- ----------------- ----------
C         2         3         P2                   500  [Unidentified]         -       P2_D1                  150
--------- --------- --------- ------------- ----------- ------------------ ----------- ----------------- ----------
C         2         3         P2                   500  [Unidentified]         -       P2_D2                  250
--------- --------- --------- ------------- ----------- ------------------ ----------- ----------------- ----------
D         6         2         P3                   200  P3_PX_1111                100  [Unidentified]       -
--------- --------- --------- ------------- ----------- ------------------ ----------- ----------------- ----------

                         TABLE 2. DA Resource Schedules

---------------------------- ------------- ------------ -------------------------- --------------------------
        Global_Name              Type      Zone                DA IPS (MW)                DA FS (MW)
---------------------------- ------------- ------------ -------------------------- --------------------------
P1_PX_1001                   Supply        1            600                        550
---------------------------- ------------- ------------ -------------------------- --------------------------
P2_D1                        Demand        2            150                        150
---------------------------- ------------- ------------ -------------------------- --------------------------
P2_D2                        Demand        2            250                        250
---------------------------- ------------- ------------ -------------------------- --------------------------
PX_P1_2001                   Demand        5            250                        200
---------------------------- ------------- ------------ -------------------------- --------------------------
P3_PX_1111                   Supply        6            300                        0
---------------------------- ------------- ------------ -------------------------- --------------------------



                                TABLE 3. DA ZMCP

------------------------------------- ----------------------------------
                Zone                            ZMCP ($/MWh)
------------------------------------- ----------------------------------
1                                                                    15
------------------------------------- ----------------------------------
2                                                                    35
------------------------------------- ----------------------------------
3                                                                    35
------------------------------------- ----------------------------------
4                                                                    40
------------------------------------- ----------------------------------
5                                                                    50
------------------------------------- ----------------------------------
6                                                                    10
------------------------------------- ----------------------------------


                      TABLE 4. DA Final ETC Usage Schedule

--------- --------- --------- ------------- ----------- ------------------------------ ----------------------------
  ETC       From       To     Participant      Cap.               Source(s)                     Sink(s)
            Zone      Zone                     (MW)
--------- --------- --------- ------------- ----------- ------------------------------ ----------------------------
                                                        Global_Name        Usage (MW)  Glabal_Name       Usage (MW)
--------- --------- --------- ------------- ----------- ------------------ ----------- ----------------- ----------
A         1         5         P1                   200  P1_PX_1001                200  PX_P1_2001             200
--------- --------- --------- ------------- ----------- ------------------ ----------- ----------------- ----------
B         1         4         P1                   300  P1_PX_1001                300  [Unidentified]       -
--------- --------- --------- ------------- ----------- ------------------ ----------- ----------------- ----------
C         2         3         P2                   500  [Unidentified]         -       P2_D1                  150
--------- --------- --------- ------------- ----------- ------------------ ----------- ----------------- ----------
C         2         3         P2                   500  [Unidentified]         -       P2_D2                  250
--------- --------- --------- ------------- ----------- ------------------ ----------- ----------------- ----------
D         6         2         P3                     0     P2_PX_1111               0  [Unidentified]       -
--------- --------- --------- ------------- ----------- ------------------ ----------- ----------------- ----------



      TABLE 5. HA Resource Schedules (DA quantity + HA Incremental qantity)

---------------------------- ------------- ------------ -------------------------- --------------------------
        Global_Name              Type      Zone             HA Gross IPS (MW)          HA Gross FS (MW)
---------------------------- ------------- ------------ -------------------------- --------------------------
P1_PX_1001                   Supply        1            400                        400
---------------------------- ------------- ------------ -------------------------- --------------------------
P2_D1                        Demand        2            300                        300
---------------------------- ------------- ------------ -------------------------- --------------------------
P2_D2                        Demand        2            250                        250
---------------------------- ------------- ------------ -------------------------- --------------------------
PX_P1_2001                   Demand        5            250                        200
---------------------------- ------------- ------------ -------------------------- --------------------------
P3_PX_1111                   Supply        6            300                        0
---------------------------- ------------- ------------ -------------------------- --------------------------


                     TABLE 6. HA Initial ETC Usage Schedule

--------- --------- --------- ------------- ----------- ------------------------------ ----------------------------
  ETC       From       To     Participant      Cap.               Source(s)                     Sink(s)
            Zone      Zone                     (MW)
--------- --------- --------- ------------- ----------- ------------------ ----------- ----------------- ----------
                                                        Global_Name        Usage (MW)  Glabal_Name       Usage (MW)
--------- --------- --------- ------------- ----------- ------------------ ----------- ----------------- ----------
A         1         5         P1                   100  P1_PX_1001                100  PX_P1_2001             200
--------- --------- --------- ------------- ----------- ------------------ ----------- ----------------- ----------
B         1         4         P1                   300  P1_PX_1001                300  [Unidentified]       -
--------- --------- --------- ------------- ----------- ------------------ ----------- ----------------- ----------
C         2         3         P2                   500  [Unidentified]         -       P2_D1                  250
--------- --------- --------- ------------- ----------- ------------------ ----------- ----------------- ----------
C         2         3         P2                   500  [Unidentified]         -       P2_D2                  250
--------- --------- --------- ------------- ----------- ------------------ ----------- ----------------- ----------
D         6         2         P3                     0     P2_PX_1111               0  [Unidentified]       -
--------- --------- --------- ------------- ----------- ------------------ ----------- ----------------- ----------

                      TABLE 7. HA Final ETC Usage Schedule

--------- --------- --------- ------------- ----------- ------------------------------ ----------------------------
  ETC       From       To     Participant      Cap.               Source(s)                     Sink(s)
            Zone      Zone                     (MW)
--------- --------- --------- ------------- ----------- ------------------ ----------- ----------------- ----------
                                                        Global_Name        Usage (MW)  Glabal_Name       Usage (MW)
--------- --------- --------- ------------- ----------- ------------------ ----------- ----------------- ----------
A         1         5         P1                   100  P1_PX_1001                100  PX_P1_2001             100
--------- --------- --------- ------------- ----------- ------------------ ----------- ----------------- ----------
B         1         4         P1                   300  P1_PX_1001                300  [Unidentified]       -
--------- --------- --------- ------------- ----------- ------------------ ----------- ----------------- ----------
C         2         3         P2                   500  [Unidentified]         -       P2_D1                  250
--------- --------- --------- ------------- ----------- ------------------ ----------- ----------------- ----------
C         2         3         P2                   500  [Unidentified]         -       P2_D2                  250
--------- --------- --------- ------------- ----------- ------------------ ----------- ----------------- ----------
D         6         2         P3                     0     P2_PX_1111               0  [Unidentified]       -
--------- --------- --------- ------------- ----------- ------------------ ----------- ----------------- ----------


                                TABLE 8. HA ZMCP

------------------------------------- ----------------------------------
                Zone                            ZMCP ($/MWh)
------------------------------------- ----------------------------------
1                                                                    15
------------------------------------- ----------------------------------
2                                                                    35
------------------------------------- ----------------------------------
3                                                                    40
------------------------------------- ----------------------------------
4                                                                    45
------------------------------------- ----------------------------------
5                                                                    55
------------------------------------- ----------------------------------
6                                                                    10
------------------------------------- ----------------------------------


                 TABLE 9. DA ETC Congestion Rent Credits/Debits

------------------- ------- ------------ ----------- ----------- ------------------------------------------------
   Participant       ETC       From          To         ETC                          DA ETC
                               Zone         Zone       Usage                    Credit/Debit ($)
                               ZMCP         ZMCP        (MW)
                              ($/MWh)     ($/MWh)
------------------- ------- ------------ ----------- ----------- -------------------------------------- ---------
P1                  A       15           50                 200                      200 x (50 - 15) =      7000
------------------- ------- ------------ ----------- ----------- -------------------------------------- ---------
P1                  B       15           40                 300                        300 x (40-15) =      7500
------------------- ------- ------------ ----------- ----------- -------------------------------------- ---------
P2                  C       35           35                 150                      150 x (35 - 35) =         0
------------------- ------- ------------ ----------- ----------- -------------------------------------- ---------
P2                  C       35           35                 250                      250 x (35 - 35) =         0
------------------- ------- ------------ ----------- ----------- -------------------------------------- ---------
P3                  D       10           35                   0                        0 x (35 - 10) =         0
------------------- ------- ------------ ----------- ----------- -------------------------------------- ---------


                 TABLE 10. HA ETC Congestion Rent Credits/Debits

--------------- ------- ------------ ----------- ---------- ---------- ----------------------------------------
 Participant     ETC       From          To       HA ETC     DA ETC                    DA ETC
                           Zone         Zone       Usage      Usage               Credit/Debit ($)
                           ZMCP         ZMCP       (MW)       (MW)
                          ($/MWh)     ($/MWh)
--------------- ------- ------------ ----------- ---------- ---------- ------------------------------- --------
P1              A       15           55                100        200       (100 - 200) x (55 - 15) =    -4000
--------------- ------- ------------ ----------- ---------- ---------- ------------------------------- --------
P1              B       15           45                300        300         (300 - 300) x (45-15) =        0
--------------- ------- ------------ ----------- ---------- ---------- ------------------------------- --------
P2              C       35           40                250        150       (250 - 150) x (40 - 35) =      500
--------------- ------- ------------ ----------- ---------- ---------- ------------------------------- --------
P2              C       35           40                250        250       (250 - 250) x (40 - 35) =        0
--------------- ------- ------------ ----------- ---------- ---------- ------------------------------- --------
P3              D       10           35                  0          0           (0 - 0) x (35 - 10) =        0
--------------- ------- ------------ ----------- ---------- ---------- ------------------------------- --------


The participant's total hourly ETC congestion rent credit/debit is the sum of all its DA hourly ETC congestion rent credits and debits (negative) and all its HA hourly ETC congestion rent credits and debits (netagive).